UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

InsPro Technologies Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INSPRO TECHNOLOGIES CORPORATION

1510 Chester Pike, Suite 400

Eddystone, Pennsylvania 19022

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD AUGUST 16, 2017

To our stockholders:

NOTICE HEREBY IS GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of InsPro Technologies Corporation (the “Company”) will be held at the Company’s offices located at 1510 Chester Pike, Suite 400, Eddystone, Pennsylvania 19022, on Wednesday, August 16, 2017, at 10:00 a.m., Philadelphia, Pennsylvania time, for the following purposes:

1)	to elect twelve directors;

2)	to ratify the appointment of Assurance Dimensions, Inc. as the Company’s independent registered public accountants for the fiscal year ending December 31, 2017; and

3)	to transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

Only stockholders of record at the close of business on June 30, 2017, the record date, are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

To attend the Annual Meeting, you must present a valid, government issued photo identification (such as a driver’s license or a passport) and demonstrate that you were a stockholder of the Company as of the close of business on June 30, 2017, or hold a valid proxy for the Annual Meeting from such a stockholder. If you are not a stockholder of record but hold shares through a broker, trustee or nominee, you will need to bring proof of your beneficial ownership as of June 30, 2017, such as a brokerage account statement showing your ownership on that date or similar evidence of such ownership. Only stockholders who own common or preferred stock of the Company, or hold a valid proxy, as of the close of business on June 30, 2017 will be permitted to attend the Annual Meeting.

By Order of the Board of Directors,

Donald R. Caldwell

Chief Executive Officer and Chairman of the Board of Directors

July 14, 2017

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY.

INSPRO TECHNOLOGIES CORPORATION

1510 Chester Pike, Suite 400

Eddystone, Pennsylvania 19022

PROXY STATEMENT

This proxy statement is being furnished to the stockholders of InsPro Technologies Corporation, a Delaware corporation (the “Company,” “we,” “us” or “our”), in connection with the solicitation by our board of directors of proxies for use at our 2017 annual report of Stockholders and any adjournments thereof (the “Annual Meeting”). The Annual Meeting will be held at the offices of the Company located at 1510 Chester Pike, Suite 400, Eddystone, Pennsylvania 19022, on Wednesday, August 16, 2017, at 10:00 a.m., Philadelphia, Pennsylvania time. This proxy statement and the enclosed proxy card are being mailed to stockholders on July 14, 2017. We have also enclosed our 2016 annual report on Form 10-K (which does not form a part of the proxy solicitation material).

The costs incidental to soliciting and obtaining proxies, including the cost of reimbursing banks and brokers for forwarding proxy materials to their principals, will be borne by us. Proxies may be solicited, without extra compensation, by officers and employees, both in person and by mail, telephone, facsimile or any other method of communication. We may employ an outside firm to assist in the solicitation of proxies and the cost, if any, for such services will be paid by us.

VOTING AT THE ANNUAL MEETING

Record Date; Proxies; Vote Required

Only the holders of shares of our common stock, par value $0.001 per share (“Common Stock”), our Series A Convertible Preferred Stock, par value $0.001 per share (“Series A Preferred Stock”), our Series B Convertible Preferred Stock, par value $0.001 per share (“Series B Preferred Stock”), and our Series C Convertible Preferred Stock, par value $0.001 per share (“Series C Preferred Stock,” and together with the Series A Preferred Stock and Series B Preferred Stock, “Preferred Stock”) (Common Stock and Preferred Stock together are referred to herein as the “Shares”), of record at the close of business on June 30, 2017 (the “Record Date”) are entitled to vote at the Annual Meeting. As of the Record Date, we had outstanding 41,543,655 shares of Common Stock, 1,276,750 shares of Series A Preferred Stock, 5,307,212 shares of Series B Preferred Stock and 1,150,000 shares of Series C Preferred Stock. A majority of the Shares entitled to vote that are present in person or represented by proxy at the Annual Meeting will constitute a quorum for the transaction of business. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the Annual Meeting. Each holder of shares of Common Stock is entitled to one vote for each share of Common Stock owned of record by such stockholder on the Record Date with respect to each matter to be voted on at the Annual Meeting. Each holder of shares of Preferred Stock is entitled to vote, with respect to any question upon which holders of shares of Common Stock are entitled to vote, together with the holders of shares of Common Stock as one class on an as-converted basis. Each holder of shares of Preferred Stock is entitled to vote the equivalent of 20 shares of Common Stock for each share of Preferred Stock owned of record by such stockholder on the Record Date with respect to each matter to be voted on at the Annual Meeting.

All Shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting and not revoked will be voted in the manner specified on those proxies. If a properly executed proxy is received prior to the Annual Meeting and not revoked, but no instructions are given in the proxy, the Shares will be voted by the proxy agents FOR the proposal to elect to our board of directors the twelve nominees listed in this proxy statement, and FOR the proposal to ratify the appointment of Assurance Dimensions, Inc. as our independent registered public accountants. A stockholder may revoke his or her proxy at any time before it is exercised by providing written notice to Anthony R. Verdi, our Chief Financial Officer, by delivery of a later-dated signed proxy or by voting in person at the Annual Meeting. There are no rights of appraisal or similar rights of dissenters with respect to any matter to be acted upon at the Annual Meeting.

For proposal 1, election as a director requires a plurality of the votes of the Shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. With respect to the approval of proposal 2 and any other matter that may properly be brought before the Annual Meeting, the affirmative vote of a majority of Shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such matter is required to take action unless a greater percentage is required by our certificate of incorporation or amended and restated bylaws.

A properly executed proxy marked “Withhold From All” with respect to the election of the director nominees will not be voted with respect to such director nominees, although it will be counted for purposes of determining whether there is a quorum. For the purpose of determining the number of votes cast for approval of other matters to be voted on at the Annual Meeting, only those cast “for” or “against” will be included. Abstentions may be specified on any proposals other than the election of directors and are considered Shares entitled to vote on these matters and therefore will have the effect of a vote “against” these proposals. Broker non-votes are not considered Shares entitled to vote on the other proposals and therefore will not be taken into account in determining the outcome of the vote on these proposals. “Broker non-votes” occur when a nominee holding Shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power on that item and has not received instructions from the beneficial owner.

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries such as banks and brokers to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies. This year, a number of banks and brokers with account holders who are our stockholders will be householding our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive separate copies of our proxy statement and annual report, please notify your bank or broker, direct your written request to InsPro Technologies Corporation, 1510 Chester Pike, Suite 400, Eddystone, PA 19022, Attn: Assistant Secretary. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their bank or broker.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Security Ownership of Certain Beneficial Owners and Management

The following table shows information known by us with respect to the beneficial ownership of our shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock as of June 30, 2017, for each of the following persons:

•	each of our directors;

•	our named executive officers;

•	all of our directors, director nominees and executive officers as a group; and

•	each person or group of affiliated persons or entities known by us to beneficially own 5% or more of our Common Stock, Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock.

        The number of Shares beneficially owned, beneficial ownership and percentage ownership are determined in accordance with the rules of the Securities and Exchange Commission. Under these rules, beneficial ownership includes any Shares as to which the individual or entity has sole or shared voting power or investment power, and includes any Shares that an individual or entity has the right to acquire beneficial ownership of within 60 days of June 30, 2017 through the exercise of any warrant, stock option or other right. In computing the number of Shares beneficially owned by a person and the percentage ownership of that person, Shares underlying options and warrants that are exercisable within 60 days of June 30, 2017 are considered to be outstanding. To our knowledge, except as indicated in the footnotes to the following table and subject to community property laws where applicable, the persons named in this table have sole voting and investment power with respect to all Shares shown as beneficially owned by them. The following table is based on 41,543,655 shares of Common Stock, 1,276,750 shares of Series A Preferred Stock, 5,307,212 shares of Series B Preferred Stock and 1,150,000 shares of Series C Preferred Stock outstanding as of June 30, 2017. Unless otherwise indicated, the address of all individuals and entities listed below is InsPro Technologies Corporation, 1510 Chester Pike, Suite 400, Eddystone, Pennsylvania 19022.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Title of Class	Percent of Shares Beneficially Owned
Directors and Executive Officers:

Brian Adamsky	-	Common Stock	*
Michael Azeez	16,599,990 (4)(5)(13)(21)	Common Stock	26.7%
	463,333(4)(7)	Series B Preferred Stock	8.7%
	75,000(4)	Series C Preferred Stock	6.5%
Donald R. Caldwell	106,199,770 (1)(2)	Common Stock	92.7%
	1,250,000 (2)	Series A Preferred Stock	97.9%
	1,887,186 (2)(3)	Series B Preferred Stock	35.2%
	1,000,000 (2)(3)	Series C Preferred Stock	87.0%
Mark Daley	-	Common Stock	*
Robert J. Oakes	9,026,813 (6)	Common Stock	16.9%
	151,250 (8)	Series A Preferred Stock	10.6%
	300,000 (10)	Series B Preferred Stock	5.4%

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Name of Beneficial Owner	Number of Shares Beneficially Owned	Title of Class	Percent of Shares Beneficially Owned
John Harrison	770,000 (14)	Common Stock	1.8%
	1,250	Series A Preferred Stock	*
	30,000 (7)	Series B Preferred Stock	*
Kenneth Harvey	6,000,000 (11)	Common Stock	12.6%
	300,000 (10)	Series B Preferred Stock	5.4%
John Keddy	-	Common Stock	*
Alan Krigstein	-	Common Stock	*
L. J. Rowell	815,600 (12)	Common Stock	1.9%
	30,000 (7)	Series B Preferred Stock	*
Sanford Rich	715,000 (14)	Common Stock	1.7%
	1,250	Series A Preferred Stock	*
	30,000 (7)	Series B Preferred Stock	*
Paul Soltoff	805,000 (14)	Common Stock	1.9%
	1,250	Series A Preferred Stock	*
	30,000 (7)	Series B Preferred Stock	*
Frederick Tecce	105,688,674 (1)(2)	Common Stock	92.2%
	1,250,000 (2)	Series A Preferred Stock	97.9%
	1,887,186 (2)(3)	Series B Preferred Stock	35.2%
	1,000,000 (2)(3)	Series C Preferred Stock	87.0%
Anthony R. Verdi	9,085,000 (9)(15)	Common Stock	18.0%
	151,250(8)	Series A Preferred Stock	10.6%
	300,000 (10)	Series B Preferred Stock	5.4%
Edmond Walters	5,771,613(20)	Common Stock	12.2%
	196,666 (7)	Series B Preferred Stock	3.7%
All directors and executive officers as a group (14 persons)	155,391,700 (1)(2) (4)(5)(6)(9)(11) (12)(13)(14)(15) (20)(21)(21)	Common Stock	98.8%
	1,556,250(2)(8)	Series A Preferred Stock	98.7%
	1,075,000 (2)(3)(4)(7)(10)	Series B Preferred Stock	55.3%
	1,075,000 (2) (4)(7)	Series C Preferred Stock	93.5%

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Name of Beneficial Owner	Number of Shares Beneficially Owned	Title of Class	Percent of Shares Beneficially Owned
Holders of More than Five Percent of Our Common Stock, Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock:

The Co-Investment Fund II, L. P.	105,688,674 (16)	Common Stock	92.2%
	1,250,000	Series A Preferred Stock	97.9%
	1,887,186 (3)	Series B Preferred Stock	35.2%
	1,000,000	Series C Preferred Stock	87.0%

Independence Blue Cross	58,933,330 (17)	Common Stock	58.7%
	2,530,000 (7)	Series B Preferred Stock	47.4%

Azeez Investors, LLC	9,999,990 (5)	Common Stock	19.4%
	283,333	Series B Preferred Stock	5.3%

Azeez Enterprises, LP	6,000,000 (13)(21)	Common Stock	12.6%
	150,000	Series B Preferred Stock	2.8%
	75,000	Series C Preferred Stock	6.5%
Scarpa Family Trust, 2005	8,000,010 (18)	Common Stock	15.2%
	216,667	Series B Preferred Stock	6.9%

John Scarpa	6,000,000 (23)(21)	Common Stock	12.6%
	150,000	Series B Preferred Stock	2.8%
	75,000	Series C Preferred Stock	6.5%

Trustmark Insurance Company	40,000,000 (24)	Common Stock	49.1%
	2,000,000 (22)	Series B Preferred Stock	27.4%

Alvin H. Clemens	2,929,080 (19)	Common Stock	7.1%

*   Less than 1%

(1)	Includes 12,646,874 shares of common stock, 10,298,080 shares underlying warrants, which are convertible within 60 days of June 30, 2017, 25,000,000 shares underlying 1,250,000 shares of Series A Preferred Stock, which are convertible, at the sole option of the holder, into twenty shares of our common stock per share of Series A Preferred Stock, 36,543,720 shares underlying 1,827,186 shares of Series B Preferred Stock, which are convertible, at the sole option of the holder, into 20 shares of our common stock per share of Series B Preferred Stock, and 20,000,000 shares underlying 1,000,000 shares of Series C Preferred Stock, which are convertible, at the sole option of the holder, into 20 shares of our common stock per share of Series C Preferred Stock, which are beneficially owned by The Co-Investment Fund II, L. P. (“Co-Investment”), designee of Cross Atlantic Capital Partners, Inc. Also includes 1,200,000 shares underlying warrants which are exercisable within 60 days of June 30, 2017, to purchase 60,000 shares of Series B Preferred Stock, which are also convertible, at the sole option of the holder, into 20 shares of our common stock per share of Series B Preferred Stock, which are beneficially owned by Co-Investment.

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(2)	Represents securities owned by Co-Investment, the designee of Cross Atlantic Capital Partners, Inc., of which Brian Adamsky was secretary, treasurer and chief financial officer, Frederick Tecce is counsel and partner and of which Donald R. Caldwell is managing partner. Mr. Caldwell is also a shareholder, director and officer of Co-Invest II Capital Partners, Inc., which is the general partner of Co-Invest Management II, L.P., which is the general partner of Co-Investment. Mr. Adamsky, Mr. Tecce and Mr. Caldwell disclaim beneficial ownership of these securities, except to the extent of their pecuniary interest therein.

(3)	Includes 60,000 underlying shares underlying warrants which are exercisable within 60 days of June 30, 2017, which are beneficially owned by Co-Investment.

(4)	Includes securities owned by Azeez Investors, LLC and Azeez Enterprises, LP. Mr. Azeez is a managing member of Azeez Investors, LLC and Azeez Enterprises, LP. Mr. Azeez disclaims beneficial ownership of these securities, except to the extent of his pecuniary interest therein.

(5)	Includes 600,000 shares underlying a warrant which is exercisable within 60 days of March 28, 2016, to purchase 30,000 shares of Series B Preferred Stock, which are also convertible, at the sole option of the holder, into 20 shares of our common stock per share of Series B Preferred Stock. Includes 8,666,660 shares underlying 433,333 shares of Series B Preferred Stock, which are convertible, at the sole option of the holder, into 20 shares of our common stock per share of Series B Preferred Stock.

(6)	Includes 3,000,000 shares underlying a warrant which is exercisable within 60 days of June 30, 2017, to purchase 150,000 shares of Series A Preferred Stock which are also convertible, at the sole option of the holder, into 20 shares of our common stock per share of Series A Preferred Stock. Includes 25,000 shares underlying 1,250 shares of Series A Preferred Stock, which are convertible, at the sole option of the holder, into 20 shares of our common stock per share of Series A Preferred Stock. Includes 6,000,000 shares underlying a warrant, which is exercisable within 60 days of June 30, 2017, to purchase 300,000 shares of Series B Preferred Stock which are also convertible, at the sole option of the holder, into 20 shares of our common stock per share of Series B Preferred Stock.

(7)	Includes 30,000 shares underlying warrants, which are exercisable within 60 days of June 30, 2017.

(8)	Includes 150,000 shares underlying warrants, which are exercisable within 60 days of June 30, 2017.

(9)	Includes 25,000 shares underlying 1,250 shares of Series A Preferred Stock, which are convertible, at the sole option of the holder, into 20 shares of our common stock per share of Series A Preferred Stock.

(10)	Includes 300,000 shares underlying warrants, which are exercisable within 60 days of June 30, 2017.

(11)	Includes 6,000,000 shares underlying a warrant which is exercisable within 60 days of June 30, 2017, to purchase 300,000 shares of Series B Preferred Stock, which are also convertible, at the sole option of the holder, into 20 shares of our common stock per share of Series B Preferred Stock.

(12)	Includes 600,000 shares underlying a warrant which is exercisable within 60 days of June 30, 2017, to purchase 30,000 shares of Series B Preferred Stock, which are also convertible, at the sole option of the holder, into 20 shares of our common stock per share of Series B Preferred Stock.

(13)	Includes 3,000,000 shares underlying 150,000 shares of Series B Preferred Stock, which are convertible, at the sole option of the holder, into 20 shares of our common stock per share of Series B Preferred Stock. Includes 1,500,000 shares underlying a warrant, which is exercisable within 60 days of June 30, 2017.

(14)	Includes 25,000 shares underlying 1,250 shares of Series A Preferred Stock, which are convertible, at the sole option of the holder, into 20 shares of our common stock per share of Series A Preferred Stock. Includes 600,000 shares underlying a warrant which is exercisable within 60 days of June 30, 2017, to purchase 30,000 shares of Series B Preferred Stock which are also convertible, at the sole option of the holder, into 20 shares of our common stock per share of Series B Preferred Stock.

(15)	Includes 3,000,000 shares underlying a warrant, which is exercisable within 60 days of June 30, 2017, to purchase 150,000 shares of Series A Preferred Stock, which are also convertible, at the sole option of the holder, into 20 shares of our common stock per share of Series A Preferred Stock. Includes 6,000,000 shares underlying a warrant which is exercisable within 60 days of June 30, 2017, to purchase 300,000 shares of Series B Preferred Stock, which are also convertible, at the sole option of the holder, into 20 shares of our common stock per share of Series B Preferred Stock.

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(16)	Includes 8,333,330 shares underlying warrants, which are exercisable within 60 days of June 30, 2017. Includes 25,000,000 shares underlying 1,250,000 shares of Series A Preferred Stock, which are convertible, at the sole option of the holder, into 20 shares of our common stock per share of Series A Preferred Stock. Includes 36,543,720 shares underlying 1,827,186 shares of Series B Preferred Stock, which are convertible, at the sole option of the holder, into 20 shares of our common stock per share of Series B Preferred Stock. Includes 20,000,000 shares underlying 1,000,000 shares of Series C Preferred Stock, which are convertible, at the sole option of the holder, into 20 shares of our common stock per share of Series C Preferred Stock. Also includes 1,200,000 shares underlying warrants, which are exercisable within 60 days of June 30, 2017, to purchase 60,000 shares of Series B Preferred Stock, which are also convertible, at the sole option of the holder, into 20 shares of our common stock per share of Series B Preferred Stock, which are beneficially owned by Co-Investment.

(17)	Includes 8,333,330 shares underlying warrants, which are exercisable within 60 days of June 30, 2017. Includes 50,000,000 shares underlying 2,500,000 shares of Series B Preferred Stock, which are convertible, at the sole option of the holder, into 20 shares of our common stock per share of Series B Preferred Stock.

(18)	Includes 3,666,670 shares underlying warrants, which are exercisable within 60 days of June 30, 2017. Includes 7,333,340 shares underlying 366,667 shares of Series B Preferred Stock, which are convertible, at the sole option of the holder, into 20 shares of our common stock per share of Series B Preferred Stock.

(19)	Includes 1,000,000 shares of common stock held by The Clemens-Beaver Creek Limited Partnership, of which Alvin H. Clemens is the general partner. Also includes 100,000 shares held by Mr. Clemens’s minor children.

(20)	Includes 1,666,660 shares underlying warrants which are exercisable within 60 days of June 30, 2017. Includes 3,333,320 shares underlying 166,666 shares of Series B Preferred Stock, which are convertible, at the sole option of the holder, into 20 shares of our common stock per share of Series B Preferred Stock. Includes 600,000 shares underlying a warrant, which is exercisable within 60 days of June 30, 2017, to purchase 30,000 shares of Series B Preferred Stock which are also convertible, at the sole option of the holder, into 20 shares of our common stock per share of Series B Preferred Stock.

(21)	Includes 1,500,000 shares underlying 75,000 shares of Series C Preferred Stock, which are convertible, at the sole option of the holder, into 20 shares of our common stock per share of Series C Preferred Stock.

(22)	Includes 2,000,000 shares underlying warrants, which are exercisable within 60 days of June 30, 2017.

(23)	Includes 1,500,000 shares underlying warrants, which are exercisable within 60 days of June 30, 2017. Includes 3,000,000 shares underlying 150,000 shares of Series B Preferred Stock, which are convertible, at the sole option of the holder, into 20 shares of our common stock per share of Series B Preferred Stock.

(24)	Includes 40,000,000 shares underlying a warrant, which is exercisable within 60 days of June 30, 2017, to purchase 2,000,000 shares of Series B Preferred Stock which are also convertible, at the sole option of the holder, into 20 shares of our common stock per share of Series B Preferred Stock.

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PROPOSAL 1: ELECTION OF TWELVE DIRECTORS

Our board of directors is authorized to have up to 15 members. Our board of directors currently has twelve members, all of which are nominees for director at the Annual Meeting. These nominees are Michael Azeez, Donald R. Caldwell, John Harrison, Kenneth Harvey, Alan Krigstein, Robert J. Oakes, Sanford Rich, L.J. Rowell, Paul Soltoff, Frederick Tecce, Anthony R. Verdi and Edmond J. Walters. Proxies may not be voted for a greater number of persons than the number of nominees named below. Each director to be elected will hold office until the next annual meeting of stockholders and until his or her successor is elected, or until the director’s death, resignation or removal.

Each nominee has expressed his willingness to serve as a director if elected, and we know of no reason why any nominee would be unable to serve. The persons named as proxy agents in the enclosed proxy card intend (unless instructed otherwise by a stockholder) to vote for the election of the nominees. If a nominee is unable to serve as a director, the proxy agents intend to vote any alternative nominee designated by our board of directors. Alternatively, our board of directors may decide to reduce the number of directors.

Set forth below is certain information with respect to each nominee to our board of directors.

Nominees for Terms Continuing Through our 2017 Annual Meeting of Stockholders

Michael Azeez, 59, has served as one of our directors since December, 2011. Mr. Azeez is a managing member of Azeez Investors, LLC. Mr. Azeez co-founded Unitel in 1988 and served its President from 1988 until 2002. Mr. Azeez served in various executive positions at American Cellular Network Corporation from 1982 until 1988 and his positions included Vice President, General Manager of various divisions and as assistant to the President. Mr. Azeez is a member of the board of directors of Acrometis Strategic Software Services, which provides software solutions to insurance companies for workers compensation claims management. Mr. Azeez is a member of the board of directors of the Friends of Yemin Orde. Mr. Azeez is the Chairman and founder of the Sam Azeez Museum of Woodbine Heritage. Mr. Azeez’s significant executive and business development experience in the telecommunications industry and his civic service for various non-profit organizations qualifies him to be a member of our board of directors.

Donald R. Caldwell, 70, has served as one of our directors and as one of the Co-Chairman of our board of directors from April 2008 through November 24, 2009, as our Chairman since November 24, 2009 and as our Chief Executive Officer since January 26, 2015. Mr. Caldwell founded Cross Atlantic in 1999, and presently serves as its Chairman and Chief Executive Officer. He has served as a director at Rubicon Technology, Inc. since 2001 where he chairs the Compensation Committee; and at Diamond Management & Technology Consultants, Inc. (NASDAQ) from 1994 until its sale to PriceWaterhouse in 2010, and where he served as a member of their Compensation Committee, Audit Committee and as the lead Director since 2006. Mr. Caldwell is a director and a member of the Compensation and Audit Committees and Chairman of the Executive Committee of Quaker Chemical Corporation (NYSE), a provider of process chemicals and chemical specialties, since 1997 and was appointed as lead director in May 2016. He is a member of the Compensation Committee and a director of Voxware, Inc., a supplier of voice driven solutions. Mr. Caldwell has been a director, Chairman of the Audit Committee and member of the Compensation Committee of Lighting Gaming, Inc. since 2005. Mr. Caldwell was a director of Amber Road, Inc. (NYSE: AMBR) and served on the Nominating and Governance Committee and Compensation Committee from 2005 until his resignation on December 31, 2016. Mr. Caldwell was a director and member of the Audit Committee of Fox Chase Bancorp, Inc. (NASDAQ:FXCB), a stock holding company of Fox Chase Bank, from October 2014 until it was acquired by Univest Corporation of Pennsylvania on July 1, 2016. Mr. Caldwell was a director of Kanbay International, Inc. from 1999 through 2007 when it was purchased by Capgemini. From 1996 to 1999, Mr. Caldwell was President and Chief Operating Officer and a director of Safeguard Scientifics, Inc. Mr. Caldwell was a Certified Public Accountant in the State of New York. Mr. Caldwell’s experience serving as a director and officer of numerous public companies qualifies him to be a member of our board of directors.

John Harrison, 73, has served as one of our directors since November 2005. He is a founding Partner and Executive Director of The Keystone Equities Group, Inc., a full service investment banking group and a registered NASD broker-dealer founded in 2003. Mr. Harrison also is a Managing Director of Covenant Partners, a hedge fund that invests in direct marketing services companies. In 1999, Mr. Harrison became a founding Partner of Emerging Growth Equities, Ltd., a full service investment banking and brokerage firm focused on raising capital for emerging technology companies addressing high-growth industry sectors. From 1985 to 2000, Mr. Harrison served as President of DiMark, a direct marketing agency that was subsequently acquired by Harte-Hanks in 1996. He also has held senior management positions with CUNA Mutual, RLI Insurance and CNA Insurance where he directed their direct marketing practice. Mr. Harrison was Chairman of Professional Insurance Marketing Association (PIMA) and Chairman of the DMA Financial Services Council. Mr. Harrison’s extensive experience in the financial and insurance sectors qualifies him to be a member of our board of directors.

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Kenneth M. Harvey, 56, has served as a director since May 2014. Mr. Harvey has served as a director of Amber Road, Inc. (NYSE: AMBR), a provider of cloud-based global trade management solutions, since 2008. From 1989 until 2011, Mr. Harvey was employed by HSBC-Global Bank, serving as Chief Information Officer/Chief Operating Officer from 2008 to 2011 and as group general manager and Chief Information Officer from 2004 to 2007. He was president of HSBC Technology and Services, a wholly-owned subsidiary of HSBC, from 2003 to 2004. Since 2012, Mr. Harvey served as a Director of CLS Group Holdings AG. From 2012 to 2014 he was the Chairman of the Technology and Operations Committee and from 2014 Mr. Harvey has served as Chairman of the Board and a member of the Chairman’s Committee, which serves as the Compensation and Compliance Committees. Mr. Harvey also serves on the Senior Advisory Board of Oliver Wyman; a global management consulting firm. Mr. Harvey also served as director of CLS Bank International since 2011, and served as a director of Kanbay, Inc. from 2004 until 2007 and Vertical Networks, Inc. from 2002 until 2004. Mr. Harvey’s experience as an executive in the information technology field qualifies him to be a member of our board of directors.

Alan Krigstein, 64, has served as a director since June 2014. Mr. Krigstein was Executive Vice President and Chief Financial Officer of Independence Blue Cross, a health insurer organization and independent licensee of the Blue Cross and Blue Shield Association from 2009 through 2017. Mr. Krigstein previously served as Senior Vice President and Chief Financial Officer of AmeriHealth Mercy Family of Companies from 1994 to 2009. Mr. Krigstein also serves as trustee and member of the audit committee of Plan Investment Fund, Inc., a mutual fund company that is open only to members and licensees of the Blue Cross and Blue Shield Association and certain related organizations, from 2011 to the present. Mr. Krigstein’s experience as an executive in the health insurance field qualifies him to be a member of our board of directors.

Robert J. Oakes, 58, has served as one of our directors since August 2008. He has served as the President and CEO of our InsPro Technologies, LLC subsidiary since our acquisition of the subsidiary on October 1, 2007 through January 26, 2015, and as our Vice Chairman since January 26, 2015. Mr. Oakes resigned as an executive of the company and InsPro Technologies, LLC effective June 30, 2017, however Mr. Oakes remains Vice Chairman and a director. From 1986 until 2007 Mr. Oakes was President and Chief Executive Officer of the general partner of Atiam Technologies L.P. (now known as InsPro Technologies, LLC), a software development and servicing company that developed, expanded and serviced products to serve the insurance and financial services markets. Mr. Oakes founded InsPro Technologies, LLC under the name “Atiam” in 1986 and led the company’s effort to design and develop its flagship product, InsPro Enterprise. InsPro Enterprise is a state-of-the-art insurance, marketing, administration and claim system that provides end-to-end insurance processing, technology and support, for a broad range of life, health and disability products. Mr. Oakes’ experience in the development of our flagship product and his management of InsPro Technologies, LLC through January 26, 2015 qualifies him to be a member of our board of directors.

Sanford Rich, 59, has served as one of our directors since April 2006. Mr. Rich has served as the Executive Director at New York City Board of Education Retirement System since January 2016.  Mr. Rich was Chief of Negotiations and Restructuring at the Pension Benefit Guaranty Corporation, a U.S. government agency, from November 2012 to January 2016. He is a director and the Audit Committee Chairman at Aspen Group Inc., an online for profit university. Mr. Rich served as director and Chief Executive Officer at In the Car, LLC from October 2011 to November 2012. Mr. Rich was a FINRA Registered Managing Director with Whitemarsh Capital Advisors LLC, a broker-dealer, from February 2009 through December 2014. Mr. Rich served as a director, audit committee chairman and Commission qualified audit committee financial expert of Interclick, Inc. from 2007 to 2010. From 1995 to May 2008, Mr. Rich was director, Senior Vice President and Portfolio Manager at GEM Capital Management Inc. From 1993 to 1995, Mr. Rich was a Managing Director of High Yield Finance, Capital Markets & North American Loan Syndicate, Sales and Trading at Citicorp Securities. From 1985 to 1993, he served as Managing Director of Debt Capital Markets at Merrill Lynch. From 1978 to 1985, Mr. Rich held various Analyst positions in numerous companies, including Cypress Capital Management, Inc. (Vice President and Analyst from 1983 to 1985), FIAMCO (Distressed/High Yield Bond Analyst from 1981 to 1983), Progressive Corporation (Financial Analyst from 1980 to 1981) and Prescott, Ball and Turben (Distressed/High Yield Bond Analyst from 1978 to 1980). Mr. Rich’s 30+ years of experience in the financial sector qualifies him to be a member of our board of directors.

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L.J. Rowell, 84, has served as one of our directors since April 2006. He is a past President (1984-1996), Chief Executive Officer (1991-1996) and Chairman of the Board (1993-1996) of Provident Mutual Life Insurance Company, where he also held various other executive and committee positions from 1980 until his retirement in 1996. Mr. Rowell served on the board of directors of the PMA Group from 1992 until 2009. Mr. Rowell served on the board of directors of the Southeast Pennsylvania Chapter of the American Red Cross, the American College, The Foundation at Paoli, and The Milton S. Hershey Medical Center. Mr. Rowell also has served on the Board of Trustees of The Pennsylvania State University as a business and industry trustee since 1992. In 1991, he served as the Chairman of the Major Business Division for the United Way of Southeastern Pennsylvania. Mr. Rowell also has served as Chairman of The American Red Cross Ad Blood Campaign and has previously served on its Major Contributions Donor Campaign. Mr. Rowell’s extensive experience in the health insurance industry and his civic service for various health care organizations qualifies him to be a member of our board of directors.

Paul Soltoff, 62, has served as one of our directors since November 2005. He is currently Managing Partner of RobPet, LLC since 2015, and Managing Partner of Paul Soltoff Advisors, LLC since 2016. He served as Chairman and Chief Executive Officer of Acquirgy, Inc. from 2009 to 2014. He served as Chairman and Chief Executive Officer of SendTec, Inc. from its inception in February 2000 through 2009. From 1997 until February 2000, Mr. Soltoff served as Chief Executive Officer of Soltoff Direct Corporation, a specialized direct marketing consulting company. From September 2004 until October 2005, Mr. Soltoff served as a director of theglobe.com. Mr. Soltoff’s experience as an officer and director in the Internet marketing sector qualifies him to be a member of our board of directors.

Frederick C. Tecce, 81, has served as one of our directors since August 2016 and he previously served as one of our directors from August 2, 2007 through August 14. 2012. He has also served on the board of several publicly traded companies as well as numerous privately held companies. In addition, he served on the Board of Independence Blue Cross for two different terms. On a day to day basis, he serves as Of Counsel to the law firm of Buchanan Ingersoll and Rooney as well as being Of Counsel and Partner to Cross Atlantic Capital Partners. In addition to his pursuits in the private sector, Mr. Tecce has also served in the public sector where he was appointed by Pennsylvania Governor Tom Ridge to serve on the transition team. His board experience includes being an active member of the Board of the $50 billion Public School Employees Retirement Systems (PSERS), where he held the title of chairman of the Finance Committee for 6 years until his retirement in 2001. Mr. Tecce also served in the federal sector as a member of the Federal Judicial Nominating Committee. He has served in a management position in several for-profit businesses, some of which he has founded. Mr. Tecce’s numerous legal, business and government experiences qualify him to be a member of our board of directors.

Anthony R. Verdi, 68, has served as one of our directors since June 2008, as our Chief Financial Officer and Assistant Secretary since November 2005, as our Chief Operating Officer since April 2008, as Acting Principal Executive Officer from June 20, 2008 through May 18, 2011 and as Principal Executive Officer from May 18, 2011 through January 26, 2015. From 2001 until November 2005, Mr. Verdi provided consulting services to life, health and property and casualty insurance company agency and venture capital clients. Mr. Verdi served as Chief Operating Officer of Provident American Corporation and Chief Financial Officer of HealthAxis, Inc. From January 1990 until December 1998, Mr. Verdi served as Chief Financial Officer of Provident American Corporation. From July 1986 until January 1990, he was the Vice President and Controller of InterCounty Hospitalization and Health Plans, a nonprofit group medical insurer. From April 1971 until July 1986, he served in various finance and accounting capacities for the Academy Insurance Group, ultimately serving as the Assistant Controller. Mr. Verdi’s extensive experience in the health insurance industry and his financial and accounting background qualifies him to be a member of our board of directors.

Edmond J. Walters, 55, has served as one of our directors since April 2008. Mr. Walters was the Chief Executive Officer of eMoney Advisor, a wealth planning and management solutions provider for financial advisors that Mr. Walters founded in 2000 and is now a wholly-owned subsidiary of Commerce Bancorp. Prior to forming eMoney Advisor in 2000, Mr. Walters spent more than 20 years in the financial services industry, advising high net worth clients. From 1983 to 1992 he was associated with Kistler, Tiffany & Company in Wayne, PA. In 1992, Walters helped found the Wharton Business Group, a financial advising firm, in Malvern, PA. Mr. Walters’ 20+ years of experience in the financial sector qualify him to be a member of our board of directors.

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Our board of directors recommends a vote “FOR” Proposal 1 to elect each of the foregoing nominees.

Board of Directors and Committees

Our board of directors currently is composed of Messrs. Azeez, Caldwell, Harrison, Harvey, Krigstein, Oakes, Rich, Rowell, Soltoff, Tecce, Verdi and Walters. Mr. Caldwell is the Chairman of our board of directors. Directors serve until the next annual meeting of stockholders, until their successors are elected, or appointed or qualified, or until their prior resignation of removal. Our executive officers are appointed by, and serve at the discretion of, our board of directors.

Although our common stock is not listed on NASDAQ and, as a result, we are not subject to NASDAQ’s listing standards, we voluntarily strive to comply with such standards. As required under the NASDAQ listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by a company’s board of directors. Our board of directors, in applying the standards for independence as defined by Rule 4200(a)(15) of the NASDAQ listing standards and Rule 10A-3(b)(1)(ii) promulgated by the Securities and Exchange Commission, has affirmatively determined that Messrs.  Azeez, Harrison, Harvey, Krigstein, Rich, Rowell, Soltoff, Tecce and Walters are “independent” directors.

Our board of directors has established an audit committee, a compensation committee and a nominating and governance committee. Pursuant to our bylaws, our board of directors may from time to time establish other committees to facilitate the management of our business and operations.

Board and Committee Meetings

During the year ended December 31, 2016, our board of directors held five meetings. Pursuant to our Corporate Governance Guidelines, all directors are encouraged to attend special and annual meetings of stockholders. No director attended fewer than 75% of the aggregate of the total number of meetings of the board of directors and the total number of meetings held by all committees of the board on which each particular director served. Messrs. Adamsky, Azeez, Caldwell, Harrison, Harvey, Krigstein, Oakes, Rich, Rowell, Soltoff, Verdi and Walters attended the 2016 annual report of Stockholders. During the year ended December 31, 2016, our audit committee of our board of directors held four committee meetings. During the year ended December 31, 2016, our compensation committee and our nominating and governance committee of our board of directors held no committee meetings.

Board Leadership Structure and Risk Oversight

The role of chief executive officer and chairman of the board were separate positions through January 26, 2015 and were combined into a single position with Mr. Caldwell’s appointment as chief executive officer on January 26, 2015. We believe it is the chief executive officer’s responsibility to oversee the Company’s operations and the chairman’s responsibility to coordinate the appropriate functioning of the board.

The audit committee is primarily responsible for overseeing the Company’s risk management processes on behalf of the full board. The audit committee receives reports from management at least quarterly regarding the Company’s assessment of risks, and the audit committee meets with management to discuss the Company’s policies with respect to risk assessment and risk management, the Company’s major financial risk exposures and the steps management has taken to monitor and mitigate these exposures. The audit committee reports regularly to the full board of directors, which also considers the Company’s risk factors. While the board of directors oversees the Company’s risk management, company management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing our Company and that our board leadership structure supports this approach.

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Code of Business Conduct and Ethics

We adopted an amended and restated Code of Business Conduct and Ethics on January 29, 2008. Our Code of Business Conduct and Ethics, in accordance with Section 406 of the Sarbanes-Oxley Act of 2002 and Item 406 of Regulation S-K, applies globally to our corporate directors, executive officers, senior financial officers and other employees. Our Code of Business Conduct and Ethics is intended to promote honest and ethical conduct, full and accurate reporting, and compliance with laws as well as other matters. A printed copy of our Code of Business Conduct and Ethics may be obtained free of charge by writing to us at InsPro Technologies Corporation, 1510 Chester Pike, Suite 400, Eddystone, Pennsylvania 19022.

Audit Committee

The members of our audit committee are Messrs. Caldwell, Rich and Rowell. Mr. Caldwell became chairman of the committee effective upon his appointment to the board of directors on April 1, 2008 through January 26, 2015. Mr. Rich became chairman of the committee effective upon his appointment by the board of directors on January 26, 2015. Our audit committee assists our board of directors in its oversight of:

•	the integrity of our financial statements;

•	our compliance with legal and regulatory requirements;

•	the evaluation of the performance of the independent auditors, including to determine whether to engage or dismiss the independent auditors and to monitor the independent auditors’ qualifications and independence; and

•	the preparation of the report required by the rules of the Securities and Exchange Commission to be included in our proxy statement.

Our board of directors has determined that Mr. Rich is an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K promulgated by the Securities and Exchange Commission. Although our common stock is not listed on NASDAQ and, as a result, we are not subject to NASDAQ’s listing standards, we voluntarily strive to comply with such standards with the exception of Mr. Caldwell’s membership on the audit committee. Our board of directors, in applying the above-referenced standards, has affirmatively determined that each of Messrs. Rich and Rowell are “independent”.

We believe that the composition of our audit committee meets the requirements for independence under the current requirements of the Sarbanes-Oxley Act of 2002 and Securities and Exchange Commission rules and regulations, and the functioning of our audit committee complies with the applicable requirements of the Sarbanes-Oxley Act of 2002 and Securities and Exchange Commission rules and regulations.

A copy of the charter of our audit committee is attached to this proxy statement as Appendix A.

Compensation Committee

The members of our compensation committee are Messrs. Tecce, Harrison and Rich. Mr. Harrison chairs the committee. Specific responsibilities of our compensation committee include:

•	to establish and periodically review our compensation philosophy and the adequacy of compensation plans and programs for executive officers and our other employees;

•	to establish compensation arrangements and incentive goals for executive officers and to administer compensation plans;

•	to review the performance of the executive officers, award incentive compensation and adjust compensation arrangements, as appropriate, based on performance;

•	to review and monitor management development and succession plans and activities; and

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•	to prepare the report on executive compensation required by the rules of the Securities and Exchange Commission to be included in our proxy statement.

We believe that the composition of our compensation committee meets the requirements for independence under, and the functioning of our compensation committee complies with, the applicable requirements of the Sarbanes-Oxley Act of 2002 and Securities and Exchange Commission rules and regulations.

A copy of the charter of our compensation committee is attached to this proxy statement as Appendix B.

Nominating and Governance Committee

The members of our nominating and governance committee are Messrs. Rowell, Harrison, Soltoff and Walters. Mr. Rowell chairs the committee. This committee is responsible for recommending qualified candidates to the board of directors for election as directors, including the slate of directors that the board proposes for election by stockholders at Annual Meetings. While the committee does not have a formal diversity “policy,” the committee recommends candidates based upon many factors, including the diversity of their business or professional experience, the diversity of their background and their array of talents and perspectives. We believe that the committee’s existing nominations process is designed to identify the best possible nominees for the board, regardless of the nominee’s gender, racial background, religion or ethnicity. The committee identifies candidates through a variety of means, including recommendations from members of the board and suggestions from our management, including our Chairman and Chief Executive Officer. In addition, the committee considers candidates recommended by third parties, including stockholders. Stockholders wishing to recommend director candidates for consideration by the committee may do so by writing our Assistant Secretary and giving the recommended candidate’s name, biographical data and qualifications.

The nominating and corporate governance committee operates under a formal charter adopted by the board that governs its duties and standards of performance. A copy of the nominating and governance committee charter is attached to this proxy statement as Appendix C.

Transactions With Related Persons

From the beginning of our fiscal year preceding until the date of this proxy statement, there has been no transaction, nor is there any transaction currently proposed, to which we were, are, or would be a participant, in which the amount involved exceeded or would exceed the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years and in which any of our directors or executive officers, any holder of more than 5% of our common stock or any member of the immediate family of any of these persons or entities had or will have a direct or indirect material interest, other than the transactions listed below.

•	On April 20, 2017, the Company completed a private placement (the “Private Placement”) with Co-Investment, which holds more than 5% of our Common Stock. Donald Caldwell, who is the Chief Executive Officer and chairman of the board of directors of the Company, is the managing partner of Co-Investment. In the Private Placement the Company issued, and Co-Investment purchased, 1,000,000 shares of our Series C Preferred Stock at a per share price of $2.00, for an aggregate total investment of $2,000,000 pursuant to the terms of a securities purchase agreement (the “Purchase Agreement”). The Company intends to use the net proceeds of the Private Placement for working capital purposes.

o	The Company agreed, pursuant to the terms of the Purchase Agreement, that for a period of 90 days after the effective date (the “Initial Standstill”) of the Purchase Agreement, the Company shall not, subject to certain exceptions, offer, sell, grant any option to purchase, or otherwise dispose of any equity securities or equity equivalent securities, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, capital stock and other securities of the Company. In addition, pursuant to the Purchase Agreement, the Company was permitted to sell up to an additional 500,000 shares of Series C Preferred Stock to other existing stockholders within 90 days following the closing therof on substantially the same terms and conditions described above and as set forth in the Purchase Agreement.

o	The Purchase Agreement also provides for a customary participation right for Co-Investment, subject to certain exceptions and limitations, which grants Co-Investment the right to participate in any future capital raising financings of the Company occurring from the effective date of the Purchase Agreement until 24 months after the effective date of the Purchase Agreement. Co-Investment may participate in such financings at a level based on Co-Investment’s ownership percentage of the Company on a fully-diluted basis prior to such financing.

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o	In connection with the Private Placement, the board of directors of the Company approved a Certificate of Designation of Series C Convertible Preferred Stock of the Company (the “Certificate of Designation”) setting forth the rights, preferences and limitations of the Series C Preferred Stock. On April 19, 2017, the Company filed the Certificate of Designation with the Secretary of State of the State of Delaware.

o	The Certificate of Designation provides, among other things, that upon the liquidation, sale or merger of the Company, a holder of a share of Series C Preferred Stock is entitled to receive, prior to any payments to holders of other series of Preferred Stock or Common Stock, an amount equal to the greater of (A) an amount per share equal to two and a half (2.5) times the Series C Preferred Stock original issue price, subject to certain customary adjustments, or (B) the amount such Series C Preferred Share would receive if it participated pari passu with the holders of shares of Common Stock on an as-converted basis.

o	Each share of Series C Preferred Stock is convertible into 20 shares of Common Stock.

o	For so long as any Series C Preferred Stock is outstanding, the vote or consent of the holders of at least two-thirds of the Series C Preferred Stock is required to approve (Y) any amendment to the Company’s certificate of incorporation or bylaws that would adversely alter the voting powers, preferences or special rights of the Series C Preferred Stock or (Z) any amendment to the Company’s certificate of incorporation to create any shares of capital stock that rank senior to the Series C Preferred Stock. In addition to the voting rights described above, for so long as 1,000,000 shares of Series C Preferred Stock are outstanding, the vote or consent of the holders of at least two-thirds of the Series C Preferred Stock is required to effect or validate any merger, sale of substantially all of the assets of the Company or other fundamental transaction, unless such transaction, when consummated, will provide the holders of Series C Preferred Stock with an amount per share equal to two and a half (2.5) times the Series C Preferred Stock original issue price plus any declared but unpaid dividends.

•	On May 11, 2017, the Company completed a private placement (the “Second Private Placement”) with Azeez Enterprises, L.P., which holds more than 5% of our Common Stock, and John Scarpa, who holds more than 5% of our Common Stock. Michael Azeez, who is a member of the board of directors of the Company, is the managing partner of Azeez Enterprises, L.P. The Company issued, and each of Azeez Enterprises, L.P. and Mr. Scarpa purchased, 75,000 shares of our Series C Convertible Preferred Stock at a per share price of $2.00, for an aggregate total investment of $150,000 pursuant to the terms of a securities purchase agreement on essentially the same terms as those contained in the Purchase Agreement. The Company intends to use the net proceeds of the Second Private Placement for working capital purposes.

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Selection of Directors and Stockholder Nominations Process

In connection with our proxy solicitation relating to an annual meeting of stockholders, our board of directors recommends a slate of nominees for election by our stockholders. In addition, our board of directors fills vacancies on our board of directors when necessary or appropriate. Recommendations or determinations of our board of directors are made after consideration of the recommendations of, and information supplied by, our nominating and governance committee as to the suitability of each individual, taking into account the criteria described below and other factors, including requirements for board committee membership. The nominating and governance committee considers candidates for board membership suggested by its members and other board members, as well as management and stockholders. The nominating and governance committee also may determine to retain third-party executive search firms to identify candidates from time to time.

Our nominating and governance committee considers board candidates based on various criteria, such as their broad range of skills, expertise, industry and other knowledge, and business and other experience useful to the effective oversight of our business. Our board of directors and nominating and governance committee also seek members from diverse backgrounds so that our board of directors consists of members with a broad spectrum of experience and expertise and with a reputation for integrity. In determining whether to recommend a director for reelection, our nominating and governance committee also considers a director’s past attendance at meetings and participation in and contributions to the activities of the board of directors and committees of the board on which the director served.

The nominating and governance committee will consider director nominees recommended by stockholders who submit the following information in writing to InsPro Technologies Corporation, 1510 Chester Pike, Suite 400, Eddystone, PA 19022, Attn: Assistant Secretary, if such information is received at least 120 calendar days before the one-year anniversary of the date of mailing of our materials for the prior year’s annual meeting of stockholders:

•	the name and address of the recommending stockholder;

•	the name of the candidate and information about the candidate that would be required to be included in a proxy statement under the rules of the Securities and Exchange Commission;

•	information about the relationship between the candidate and the recommending stockholder;

•	the consent of the candidate to serve as a director; and

•	proof of the number of Shares that the recommending stockholder owns and the length of time the Shares have been owned.

We may require any nominating stockholder or proposed nominee to furnish such other information as may reasonably be required to determine the eligibility of such proposed nominee to serve as one of our directors.

Assuming that appropriate information has been provided on a timely basis as described above and in accordance with our Amended and Restated Bylaws, the nominating and governance committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

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Stockholder Communications to our Board of Directors

Our board of directors will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Stockholders may send communications to our board of directors in writing, addressed to the full board of directors, individual directors or a specific committee of our board of directors, c/o InsPro Technologies Corporation, 1510 Chester Pike, Suite 400, Eddystone, PA 19022, Attn: Assistant Secretary. Our board of directors relies on our Assistant Secretary to forward written questions or comments to the full board of directors, named directors or specific committees of our board of directors, as appropriate. General comments or inquiries from stockholders are forwarded to the appropriate individual, as appropriate.

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PROPOSAL 2: RATIFICATION OF APPOINTMENT OF ASSURANCE DIMENSIONS, INC. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2017

The audit committee of our board of directors has appointed Assurance Dimensions, Inc. as our independent registered public accountants for the fiscal year ending December 31, 2017 and has further directed that management submit the appointment of Assurance Dimensions, Inc. as our independent registered public accountants for ratification by the stockholders at the Annual Meeting. Representatives of Assurance Dimensions, Inc. are expected to be available at the Annual Meeting to respond to appropriate questions and to make a statement if they so desire.

Neither our Amended and Restated Bylaws nor any other governing documents or law require stockholder ratification of the appointment of Assurance Dimensions, Inc. as our independent registered public accountants. However, the audit committee is submitting the appointment of Assurance Dimensions, Inc. to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the audit committee will reconsider whether or not to retain Assurance Dimensions, Inc. Even if the appointment is ratified, the audit committee, in its discretion, may direct the appointment of different independent registered public accountants at any time during the year if they determine that such a change would be in the best interests of our stockholders.

The affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote at the Annual Meeting on this proposal will be required to ratify the appointment of Assurance Dimensions, Inc. Any abstentions will have the effect of votes against the proposal. Any broker non-votes will have no effect on the proposal.

Prior to May 3, 2017, D’Arelli Pruzansky, P.A. was engaged by the Company as the Company’s independent registered public accounting firm. On May 3, 2017, the practice of D’Arelli Pruzansky, P.A. was combined with Assurance Dimensions, Inc., and the professional staff and partners of D’Arelli Pruzansky, P.A. joined Assurance Dimensions, Inc. As a result, effective May 3, 2017, D’Arelli Pruzansky, P.A. is no longer serving as the Company’s independent registered public accounting firm.

A summary of the fees of D’Arelli Pruzansky, P.A. for the years ended December 31, 2016 and 2015 are set forth below:

	2016 Fees	2015 Fees
Audit Fees (1)	$87,500	$82,500
Audit-Related Fees (2)	-	2,500
Tax Fees	-	-
All Other Fees	-	-
Total Fees	$87,500	$85,000

(1)	Audit fees of D’Arelli Pruzansky, P.A. for the fiscal years ended December 31, 2016 and 2015 were for professional services rendered for the 2016 and 2015 audits and our interim quarterly reviews of our consolidated financial statements, which are normally provided in connection with statutory and regulatory filings or engagements.

(2)	Audit-related fees of D’Arelli Pruzansky, P.A. for the fiscal year ended December 31, 2015 were for professional services rendered for the review of the Company’s registration statement on Form S-1.

Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accountants

The audit committee pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.

Our board of directors recommends a vote “FOR” Proposal 2 to ratify and appoint Assurance Dimensions, Inc. as our independent registered public accountants

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EXECUTIVE COMPENSATION

Please see “Proposal 1: Election of Twelve Directors” for a brief biography of Donald R. Caldwell, Chief Executive Officer, Anthony R. Verdi, Chief Financial Officer, and Robert J. Oakes, Vice Chairman of the Board of Directors.

Summary Compensation Table

The following table summarizes the compensation paid to, awarded to or earned during the fiscal years ended December 31, 2016 and 2015 by our Principal Executive Officer and each of our three other most highly compensated executive officers whose total salary and bonus exceeded $100,000 for services rendered to us in all capacities during 2016 and 2015. The executive officers listed in the table below are referred to in this report as our “named executive officers.” There were no non-equity incentive plan compensation or non-qualified deferred compensation earnings for any of the named executive officers for the fiscal years ended December 31, 2016 and December 31, 2015.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($) (6)	Stock Awards ($)	Option Awards ($) (7)	All Other Compensation ($) (8)	Total ($)

Donald R. Caldwell (1)	2016	1	-	-	-	9,370	9,371
Chief Executive Officer,	2015	1	-	-	-	9,669	9,670
Chairman of the Board of Directors

Anthony R. Verdi (2)	2016	300,000	-	-	-	16,296	316,296
Chief Executive Officer,	2015	258,333	-	-	-	16,331	274,664
Chief Financial Officer & Chief
Operating Officer

Robert J. Oakes (3)	2016	300,000	50,000	-	-	18,764	368,764
President & Chief Executive Officer of InsPro Technologies, LLC	2015	300,000	-	-	-	16,416	316,416

Mark Daley (4)	2016	250,000	-	-	-	6,894	256,894
Chief Revenue Officer of	2015	245,833	50,000	-	112,000	7,986	415,819
InsPro Technologies, LLC

John Keddy (5)	2016	-	-	-	-	-	-
Chief Information Officer of	2015	140,477	-	-	112,000	15,770	268,247
InsPro Technologies, LLC

(1)          Mr. Caldwell has served as one of our directors and as the Co-Chairman of our board of directors from April 2008 through November 24, 2009, as our Chairman since November 24, 2009 and as our Chief Executive Officer and Chairman since January 26, 2015. Mr. Caldwell has assigned all of his compensation to The Co-Investment Fund II, L.P.

(2)          Mr. Verdi was appointed as our Chief Financial Officer on November 10, 2005, Chief Operating Officer on April 1, 2008, interim Principal Executive Officer on June 20, 2008 and Principal Executive Officer on May 18, 2011 and effective January 26, 2015 serves as Chief Financial Officer.

(3)          Mr. Oakes was appointed as President of our subsidiary InsPro Technologies, LLC on October 1, 2007 concurrently with the closing of our acquisition of InsPro, and effective January 26, 2015, serves as Vice Chairman of our board of directors. Mr. Oakes resigned as an executive employee effective June 30, 2017.

(4)          Mr. Daley was appointed Chief Revenue Officer of our subsidiary InsPro Technologies, LLC on June 2, 2014. Mr. Daley’s employment terminated effective March 8, 2017, and all amounts owed to Mr. Daley pursuant to his employment agreement will be paid to him during 2017.

(5)          Mr. Keddy was appointed Chief Information Officer of our subsidiary InsPro Technologies, LLC on September 24, 2014. Mr. Keddy resigned effective July 17, 2015, and all amounts owed to Mr. Keddy pursuant to his employment agreement were paid to him.

17

(6)          Mr. Daley received variable compensation based on license fee revenue recognized in accordance with his variable compensation arrangement. Mr. Oakes received a one-time discretionary bonus.

(7)          Represents the aggregate grant date fair value of the stock option or warrants to purchase the Company’s Series B Preferred Stock as of the date of grant using the Black-Scholes option-pricing model. Fair value is estimated based on an expected life of five years, an assumed dividend yield of 0% and the assumptions below.

Name	Fiscal Year	Fair Value at Date of Grant ($)	Number of Options Granted (#)	Option Exercise Price ($)	Closing Stock Price on the Date of Grant ($)	Date of Grant	Expected Volatility	Risk Free Interest Rate	Expected Life in Years	Assumed Dividend Yield

Donald R. Caldwell	2016	-	-	-	-	-	-	-	-	-
	2015	-	-	-	-	-	-	-	-	-

Anthony R. Verdi	2016	-	-	-	-	-	-	-	-	-
	2015	-	-	-	-	-	-	-	-	-

Robert J. Oakes	2016	-	-	-	-	-	-	-	-	-
	2015	-	-	-	-	-	-	-	-	-

Mark Daley (a)	2016	-	-	-	-	-	-	-	-	-
	2015	112,000	80,000	$4.000	1.400	3/27/2015	779%	0.120%	5.0	0.0%

John Keddy (a)	2016	-	-	-	-	-	-	-	-	-
	2015	112,000	80,000	$4.000	1.400	3/27/2015	779%	0.120%	5.0	0.0%

(a)          On March 27, 2015, the board of directors of the Company granted warrants to purchase 80,000 shares of Series A Preferred Stock at an exercise price equal to $4.00 per share to Messrs. Daley and Keddy. The warrants are immediately exercisable, non transferrable and expire on May 22, 2019, however the warrants to Mr. Keddy expired in 2015 and the warrants to Mr. Daley will expire in 2017 as a result of the termination of their employment in accordance with the terms of the warrants.

(8)          All other compensation paid to our named executive officers in the fiscal year ended December 31, 2016 consisted of the following:

Name	Payments for Auto and Equipment ($) (a)	Company Paid Health, Life and Disabilitly Insurance ($) (b)	Company Matching of Employee 401(k) Contributions (c)	Board of Directors Meeting Fees (d)	Total ($)

Donald R. Caldwell	-	-	-	9,370	9,370

Anthony R. Verdi	13,200	619	2,477	-	16,296

Robert J. Oakes	1,200	14,914	2,650	-	18,764

Mark Daley	1,200	3,182	2,512	-	6,894

John Keddy	-	-	-	-	-

(a)          Payments for auto and equipment represent monthly allowances for auto, cell phones and other equipment.

(b)          Company-paid health, life and disability insurance represent the cost of company-paid insurance premiums covering the named executive officers and, in the case of health insurance premiums, their dependents. The Company paid approximately 71% of the health insurance and 100% of the life and disability insurance premiums for the named executive officers. Health insurance premiums vary based on several factors, including the coverage selected and the age of the named executive officer and the number of their covered dependents.

(c)          Company matching of employee 401(k) contributions represents 25% of the employee’s contribution up to 4% of the employee’s compensation, which were fully vested for Messrs. Daley, Verdi and Oakes and unvested for Mr. Keddy.

18

(d) Mr. Caldwell received board and committee meeting fees at the rates specified in the Company’s non-employee director compensation plan. Mr. Caldwell has assigned all of his compensation to the Co-Investment Fund II, L.P.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information for the outstanding equity awards held by our named executive officers for the year ended December 31, 2016. There have been no stock awards granted. The information below pertains to stock options, which were granted under the 2010 Equity Compensation Plan, a warrant to purchase 150,000 shares of Series A Preferred Stock, which was issued to Mr. Oakes on August 18, 2010, a warrant to purchase 150,000 shares of Series A Preferred Stock, which was issued to Mr. Verdi on September 14, 2011, warrants to purchase 300,000 shares of Series B Preferred Stock were issued to Mr. Oakes and Mr. Verdi on May 22, 2014, and a warrant to purchase 80,000 shares of Series A Preferred Stock, which was issued to Mr. Daley on March 27, 2015.

	Option Awards

Name	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
	Exercisable	Unexercisable

Donald R. Caldwell	-	-	-	-	-

Anthony R. Verdi	300,000	-	-	3.00	5/22/2019
	150,000	-	-	4.00	9/14/2017

Robert J. Oakes	300,000	-	-	3.00	5/22/2019
	150,000	-	-	4.00	9/14/2017

Mark Daley	600,000	1,200,000	-	-	8/19/2019
	-	80,000	-	4.00	3/27/2020

John Keddy	-	-	-	-	-

Compensation Committee Interlocks and Insider Participation

No members of our compensation committee are currently, or have been, employed by us as officers or employees. None of our executive officers currently serve, or in the past three years have served, as a member of the board of directors, compensation committee or other board committee performing equivalent functions of another entity that has one or more executive officers serving on our board or compensation committee.

Employment, Severance and Other Agreements

Donald R. Caldwell

Our board of directors appointed Mr. Caldwell Chief Executive Officer and Chairman of our board of directors on January 26, 2015, with an annual salary of $1. Mr. Caldwell is employed as an at-will employee.

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Anthony R. Verdi

Pursuant to an amended and restated employment agreement, Mr. Verdi serves as our Chief Financial Officer and Chief Operating Officer. His amended and restated employment agreement automatically renewed for a one-year term on March 31, 2016, and, if not terminated, will automatically renew for one-year periods. His annual base salary was $225,000 per year from March 31, 2008 through May 30, 2011 and was then increased by the board of directors to $250,000 effective June 1, 2011, and increased to $300,000 effective November 1, 2015. He is entitled to receive such bonus compensation as a majority of our board of directors may determine from time to time.

In the event of Mr. Verdi’s termination without cause or resignation for good reason, he or his estate would receive his then current base annual salary, plus unpaid accrued employee benefits, which is primarily accrued vacation, plus the continuation of his employee benefits for a period of 18 months, less all applicable taxes. In the event of his voluntary termination, death or disability, he or his estate would receive unpaid accrued employee benefits, plus the continuation of his employee benefits for a period of one month, less all applicable taxes.

Robert J. Oakes

Pursuant to an amended and restated employment agreement, Mr. Oakes served as an executive employee and Vice Chairman of the board of directors. Pursuant to his employment agreement, his annual base salary was $250,000 per year through September 30, 2011. On April 7, 2011, Mr. Oakes received an increase in his base compensation pursuant to his employment agreement to $300,000 retroactive to July 1, 2010, upon InsPro Technologies, LLC’s achievement of one calendar quarter of positive operating cash flow, which occurred during the calendar quarter ended March 31, 2011. Mr. Oakes was entitled to such fringe benefits as are available to other executives of the Company. Mr. Oakes resigned as an executive employee effective June 30, 2017.

Pursuant to Mr. Oakes’ employment agreement, Mr. Oakes will be entitled to receive; (i) continuation of his $300,000 per year base salary for a period of 12 months in accordance with the Company's normal payroll practices, less any applicable income tax withholding required under federal or state law, and subject to Section 409A of the Internal Revenue Code of 1986, as amended, and applicable guidance issued there under, and (ii) continuation for a period of 18 months after the date of termination of the benefits under benefit plans extended from time to time by the Company to its senior executives.

Pursuant to Mr. Oakes’ employment agreement, he is subject to non-competition and non-solicitation covenants during the term of his employment agreement and for a period of one year following his termination.

Effective July 1, 2017, Mr. Oakes remains the Vice Chairman of the board of directors and will be entitled to compensation under the Company’s non-employee director compensation plan.

The Company and RJO Management Consulting, a Pennsylvania limited liability company controlled by Mr. Oakes, entered into a consulting agreement (the “Consulting Agreement”) effective July 1, 2017, for a term commencing July 1, 2017, and ending September 30, 2017 (the “Term”). During the Term pursuant to the Consulting Agreement Mr. Oakes will; (i) assist the Company in transitioning his former day-to-day executive responsibilities to the Company’s management, (ii) be an independent contractor, and (iii) receive $9,600 per month as consideration.

Mark Daley

Mr. Daley served as InsPro Technologies, LLC’s Chief Revenue Officer from June 2, 2014 until March 8, 2017. His employment agreement commenced for a one-year term on November 15, 2015, was automatically renewed on November 15, 2016, and was terminated effective March 8, 2017. His annual base salary was $200,000 per year from June 2, 2014 through January 31, 2015 and was then increased by the board of directors to $250,000 effective February 1, 2015. Pursuant to his employment agreement, his annual base salary was $250,000 per year.

As a result of Mr. Daley’s termination without cause or for good reason, he or his estate will receive his then current base annual salary, plus unpaid accrued employee benefits, which is primarily accrued vacation, for a period of six months, less all applicable taxes during 2017.

Mr. Daley was entitled to variable incentive compensation based on a percentage of new sales pursuant to a written variable compensation arrangement with InsPro Technologies, LLC.

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Pursuant to Mr. Daley’s employment agreement, he is subject to non-competition and non-solicitation covenants during the term of his employment agreement and for a period of six months following his termination.

John Keddy

Pursuant to an employment agreement with InsPro Technologies, LLC, Mr. Keddy served as InsPro Technologies, LLC’s Chief Information Officer effective September 25, 2014. Pursuant to his employment agreement, his annual base salary was $250,000 per year plus such fringe benefits as are available to other executives of the Company. His employment agreement had a term of one year and automatically renewed for a one year term on each anniversary unless either party provides written notification to the other party of non-renewal no later than 30 days prior to the termination date of the agreement. Mr. Keddy resigned effective July 17, 2015.

Pursuant to his written offer of employment Mr. Keddy was entitled to receive a $40,000 one-time sign-on bonus, receive up to $3,500 per week for up to 10 weeks effective September 25, 2014, as reimbursement for out-of-pocket temporary housing costs, receive up to $12,000 for reimbursement of reasonable moving expenses and be eligible to participate in the Company’s management bonus program beginning on January 1, 2015.

Pursuant to Mr. Keddy’s employment agreement, he is subject to non-competition and non-solicitation covenants during the term of his employment agreement and for a period of 6 months following his termination.

Compensation of Directors

The following table sets forth information concerning the compensation of all individuals who served on our board of directors during the fiscal year ended December 31, 2016. There were no option awards and no non-equity incentive plan compensation or nonqualified deferred compensation earnings paid to any of our directors for the year ended December 31, 2016. Directors who are employees receive no additional or special compensation for serving as directors. All compensation for Messrs. Caldwell, Oakes and Verdi is included in the Summary Compensation Table. Mr. Caldwell was appointed Chief Executive Officer of the Company on January 26, 2015. Messrs. Adamsky, Tecce and Caldwell have assigned all of their compensation to The Co-Investment Fund II, L.P. Messrs. Tecce and Caldwell are stockholders, directors and officers of Co-Invest II Capital Partners, Inc., which is the general partner of Co-Invest Management II, L.P., which is the general partner of The Co-Investment Fund II, L.P. Mr. Adamsky was an officer of Co-Invest II Capital Partners, Inc.

Name		Fees Earned or Paid in Cash ($) (1)	Stock Awards ($)	Option Awards ($)	Total ($)

Brian Adamsky	(2)	4,500	-	-	4,500

Michael Azeez		6,000	-	-	6,000

John Harrison		6,000	-	-	6,000

Kenneth Harvey		6,000	-	-	6,000

Alan Krigstein	(3)	-	-	-	-

Sanford Rich		8,000	-	-	8,000

L.J. Rowell		6,500	-	-	6,500

Paul Soltoff		6,000	-	-	6,000

Frederick Tecce	(2)	-

Edmond Walters		6,000	-	-	6,000

21

(1)	Represents board and committee meeting fees paid to our directors under our Non-Employee Director Compensation Plan.

(2)	Messrs. Adamsky, Caldwell and Tecce have assigned all of their board compensation to The Co-Investment Fund II, L.P. Mr. Tecce received no cash compensation during 2016.

(3)	Mr. Krigstein has assigned his equity compensation to Independence Blue Cross, LLC and he has declined all cash compensation.

The following table sets forth information concerning the aggregate number of options and warrants available, which are options or warrants issued, outstanding and exercisable, for non-employee directors as of December 31, 2016.

Aggregate Number of Options/Warrants Available as of December 31, 2016

Brian Adamsky (a)	-

Michael Azeez (b)	30,000

Donald Caldwell (a)	-

John Harrison (b)	30,000

Kenneth Harvey (b)	300,000

Alan Krigstein (c)	-

Sanford Rich (b)	30,000

L.J. Rowell (b)	30,000

Paul Soltoff (b)	30,000

Frederick Tecce (a)	-

Edmond Walters (b)	30,000

(a)	Messrs. Adamsky, Caldwell and Tecce have assigned all of their board compensation to The Co-Investment Fund II, L.P.

(b)	Represents warrants to purchase shares of Series B Preferred Stock.

(c)	Mr. Krigstein has assigned his equity compensation to Independence Blue Cross, LLC.

Director Compensation Plan

Directors who are employees receive no additional or special compensation for serving as directors. Non- employee directors receive the following compensation under the terms of our Non Employee Director Compensation Plan, which was amended on December 13, 2011, to remove all equity compensation and annual cash retainer components from the plan and to increase the per Board meeting cash fee effective January 2, 2012:

22

The compensation of the Company’s non-employee directors is as follows:

•	$1,500 meeting fee for each director for each meeting of the Board attended in person or via conference telephone.

•	$500 meeting fee for each committee member for each meeting of a committee of the Board, attended in person or via conference telephone.

We maintain directors’ and officers’ liability insurance for the benefit of our directors and officers as a group. We also reimburse our non-employee directors for their reasonable out-of-pocket expenses incurred in attending meetings of our board of directors or its committees in accordance with the Company’s expense reimbursement policies in effect from time to time. No fees are payable to directors for attendance at specially called meetings of the board.

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NOTWITHSTANDING ANYTHING TO THE CONTRARY, THE FOLLOWING REPORT OF THE AUDIT COMMITTEE SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT OR ANY PORTION OF THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EXCEPT TO THE EXTENT THAT INSPRO TECHNOLOGIES CORPORATION SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

REPORT OF THE AUDIT COMMITTEE

Our board of directors established an audit committee in January 2006, which was reconstituted in July 2006 to comply with the independence and other requirements under NASDAQ listing standards. Effective July 2006, our board of directors also adopted a written charter for the audit committee. Our audit committee oversees our financial reporting process on behalf of our board of directors.

Our audit committee has reviewed and discussed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, the matters required to be discussed by Statement of Accounting Standards 61 (Codification of Statements on Auditing Standards), as may be modified or supplemented, and their judgments as to the acceptability of our accounting principles and such other matters as are required to be discussed with the audit committee under generally accepted auditing standards.

Our audit committee has received from and discussed with Assurance Dimensions, Inc. the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The board of directors also discussed with Assurance Dimensions, Inc. any matters required to be discussed by Statement on Auditing Standards No. 114 (Communication with Audit Committees).

Our audit committee reviewed and discussed with management the audited financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016. In reliance on these reviews and discussions, our audit committee determined that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2016 for filing with the Securities and Exchange Commission.

Respectfully submitted,

By the Audit Committee of the Board of Directors

Donald R. Caldwell

Sanford Rich

L. J. Rowell

July 14, 2017

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SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors and persons who own more than ten percent of our common stock to file reports of beneficial ownership and changes in beneficial ownership of our common stock and any other equity securities with the Securities and Exchange Commission. Executive officers, directors, and persons who own more than ten percent of our common stock are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of Forms 3, 4 and 5 furnished to us, or representations from certain reporting persons that no Forms 3, 4 or 5 were required to be filed by such persons, we believe that all of our executive officers, directors and persons who own more than ten percent of our common stock complied with all Section 16(a) filing requirements applicable to them.

STOCKHOLDER PROPOSALS – 2018 Annual Meeting

Stockholders may submit proposals on matters appropriate for stockholder action at annual meetings in accordance with rules and regulations adopted by the Securities and Exchange Commission by mailing the proposals to InsPro Technologies Corporation, 1510 Chester Pike, Suite 400, Eddystone, Pennsylvania 19022, Attn: Assistant Secretary.

Pursuant to our bylaws, in order for a shareholder proposal (other than a director nomination) to be considered at an annual meeting, the proposal must be delivered to our secretary not less than 60 days nor more than 90 days prior to the first anniversary of the date of the preceding year’s annual meeting; however, if the annual meeting of shareholders is advanced more than 30 days prior to or delayed more than 30 days after the first anniversary of the preceding year’s annual meeting, in order to be timely, a shareholder proposal must be delivered not later than the close of business on the 10th day following the earlier of the day on which notice of the date of such meeting was mailed or public disclosure was made. Accordingly, in order for a shareholder proposal (other than a director nomination) to be considered at our 2018 Annual Meeting of Stockholders, we must receive the proposal between May 19, 2018 and June 18, 2018 (inclusive) unless the date of our 2018 Annual Meeting of Stockholders meeting is advanced more than 30 days prior to or delayed more than 30 days after August 16, 2018.

Other deadlines apply to the submission of stockholder proposals for the 2018 Annual Meeting of Stockholders that are not required to be included in our proxy statement under Securities and Exchange Commission rules. With respect to stockholder proposals relating to director nominations, see page 14 of this proxy statement. With respect to other stockholder proposals for the 2018 Annual Meeting, the deadline under regulations adopted by the Securities and Exchange Commission is May 30, 2018 (45 calendar days prior to the anniversary of the mailing date of this proxy statement). If a stockholder gives notice of such a proposal after this deadline, our proxy agents will be allowed to use their discretionary voting authority to vote against the stockholder proposal when and if the proposal is raised at the 2018 Annual Meeting of Stockholders.

OTHER MATTERS

Our board of directors is not aware of any other matter not set forth herein that may be brought before the Annual Meeting. However, if any such other matters are properly brought before the meeting, it is the intention of the proxies to vote the Shares represented thereby in accordance with the recommendation of our board of directors on such matters.

Upon written request to InsPro Technologies Corporation, 1510 Chester Pike, Suite 400, Eddystone, Pennsylvania 19022, Attn: Assistant Secretary, we will provide, without charge, to any stockholder solicited hereby, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, including the financials and the schedules thereto.

By Order of the Board of Directors,

Donald R. Caldwell
Chief Executive Officer and Chairman of the Board of Directors

Dated:   July 14, 2017

25

Appendix A

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

OF INSPRO TECHNOLOGIES CORPORATION

I.            Purpose

The Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of InsPro Technologies Corporation (the “Company”) is appointed by, and generally acts on behalf of, the Board. The Committee’s purposes shall be:

A.          To assist the Board in its oversight of: (1) the integrity of the Company’s financial statements; and (2) the Company’s compliance with legal and regulatory requirements;

B.          To interact directly with, and evaluate the performance of, the independent auditors, including to determine whether to engage or dismiss the independent auditors and to monitor the independent auditors’ qualifications and independence; and

C.          To prepare the report required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s proxy statement.

Although the Committee has the powers and responsibilities set forth in this Charter, the role of the Committee is oversight and shall not relieve the Company’s management of its responsibilities for preparing financial statements that accurately and fairly present the Company’s financial condition, results of operations, and cash flows in accordance with generally accepted accounting principles (“GAAP”) or the responsibilities of the independent auditors relating to the audit or review of financial statements, nor can the Committee certify that the independent auditor is “independent” under applicable rules.

II.          Membership and Qualifications

A.          Number and Independence. The Committee shall consist of at least three directors and a majority of the directors shall be independent. A director will qualify as independent if the Board has affirmatively determined that such director has met the independent director requirements set forth in the Marketplace Rules of the Nasdaq Stock Market. In addition, to qualify as independent, members of the Committee also shall satisfy the requirements of Rule 10-A-3(b) under the Securities Exchange Act of 1934, as amended, which currently are as follows:

1.          Independent Committee members or immediate family members of such Committee member may not be an affiliated person of the Company or any of its subsidiaries, as that term is defined by the SEC; and

2.          Independent Committee members may not accept, directly or indirectly, any consulting, advisory, or other compensatory fees from the Company or any of its subsidiaries, except for fees for services as a director and member of the Audit Committee and any other Board committee.

B.          Financial Sophistication. All members of the Committee shall be financially literate. At least one member shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background that results in such member’s financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities. At least one member of the Committee shall be an “audit committee financial expert” as that term is defined by the SEC.

C.          Selection and Removal. The members of the Committee shall be designated and approved by a majority of the whole Board and shall serve for one-year terms or until their successors are appointed, subject to their earlier resignation, retirement, or removal. No member of the Committee shall be removed except by majority vote of the independent directors of the full Board then in office. The Board shall designate one member of the Committee to serve as Chairman.

D.          Simultaneous Membership. Generally, no member of the Committee may serve simultaneously on the audit committees of more than three public companies without a specific Board determination that such simultaneous service will not impair the ability of such Committee member to serve on the Committee.

A - 1

Appendix A

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

OF INSPRO TECHNOLOGIES CORPORATION

III.        Meetings, Procedures, and Funding

A.          Meetings. The Committee shall meet as often as it may deem necessary and appropriate in its judgment, but in no event fewer than four times per year. A majority of the members of the Committee shall constitute a quorum.

B.          Special Meetings. The Chairman of the Committee or a majority of the members of the Committee may call a special meeting of the Committee.

C.          Additional Attendees. The Committee may request that any directors, officers, or employees of the Company, or any other person whose advice and counsel is sought by the Committee, attend any meeting to provide such information as the Committee requests.

D.          Meetings with Independent Auditors. The Committee shall meet with the independent auditors and management in separate meetings as often as it deems necessary and appropriate in its judgment.

E.          Reporting. The Committee shall report to the Board on the matters discussed at each meeting of the Committee, including describing all actions taken by the Committee at the meeting.

F.          Minutes. The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Company.

G.          Delegation. The Committee may delegate authority to one or more members of the Committee where appropriate, but no such delegation shall be permitted if the authority is required by a law, regulation, or listing standard to be exercised by the Committee as a whole.

H.          Company Resources. The Committee shall have the authority to obtain advice and assistance from internal and external advisors, and the Company shall provide appropriate funding, as determined by the Committee, for the Committee to retain any such advisors without requiring the Committee to seek Board approval.

IV.        Duties and Responsibilities

The Committee shall have the following duties and responsibilities:

A.          Financial Reporting Process.

1.          The Committee shall review and discuss with management and the independent auditors the annual audited financial statements to be included in the Company’s annual report on Form 10-K, the quarterly financial statements to be included in the Company’s quarterly reports on Form 10-Q, the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and any other financial disclosures to be included in SEC filings prior to their release. This discussion should include, where appropriate, a discussion about the Company’s accounting principles, critical accounting estimates, financial statement presentation, significant financial reporting issues and judgments (including off-balance sheet structures and the use of pro forma or non-GAAP financial information), the adequacy of the Company’s internal controls, and any regulatory and accounting initiatives, correspondence with regulators, or published reports that raise material issues with respect to, or that could have a significant effect on, the Company’s financial statements.

2.          The Committee shall recommend to the Board whether the audited financial statements should be included in the Company’s annual report on Form 10-K.

3.          The Committee shall review earnings press releases prior to their release, as well as the types of financial information and earnings guidance provided to analysts and rating agencies.

4.          The Committee shall prepare the report required by the rules of the SEC to be included in the Company’s annual proxy statement.

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Appendix A

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

OF INSPRO TECHNOLOGIES CORPORATION

B.          Risks and Control Environment.

1.          The Committee shall periodically, but not less than annually, review management’s assessment of the Company’s enterprise-wide risks (including, without limitation, business interruption, crisis management, cyber security issues and the Company’s various insurance coverages).

2.          The Committee shall oversee the Company’s disclosure controls and procedures, including applicable internal control over financial reporting, as well as internal control over financial reporting relating to the authorization of transactions and safeguarding and control of assets, and, where applicable, shall oversee the changes in internal control over financial reporting intended to address any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any fraud involving management or other employees that are reported to the Committee. In addition, the Committee shall review and discuss the annual report of management on internal control over financial reporting and the independent auditors’ attestation report on management’s evaluation of internal control over financial reporting, when those reports are required by SEC rules.

C.          Independent Auditors.

1.          The Committee shall have the sole authority to retain, set compensation and retention terms for, terminate, oversee, and evaluate the activities of the Company’s independent auditors. The independent auditors shall report directly to the Committee. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditors.

2.          The Committee shall review and approve in advance the retention of the independent auditors for the performance of all audit and lawfully permitted non-audit services and the fees for such services. Pre-approval of lawfully permitted non-audit services may be pursuant to appropriate policies and procedures established by the Committee for the pre-approval of such non-audit services, provided that any such pre-approved non-audit services are reported to the full Committee at its next scheduled meeting.

3.          Prior to initiation of the audit, the Committee shall meet with the independent auditors to discuss the planning and staffing of the audit, including the impact of applicable rotation requirements and other independence rules on the staffing.

4.          The Committee shall, at least annually, obtain and review a report by the independent auditors describing: (a) the independent auditors’ internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities or a private sector regulatory board, within the preceding five years, respecting one or more independent audits performed by the firm, and any steps taken to deal with any such issues; and (c) in order to assess the firm’s independence, all relationships between the firm and the Company.

5.          The Committee shall review periodically any reports prepared by the independent auditors and provided to the Committee relating to significant financial reporting issues and judgments including, among other things, the Company’s selection, application, and disclosure of critical accounting policies and practices, all alternative treatments, assumptions, estimates, or methods that have been discussed with management, including the ramifications of such treatments and the treatment preferred by the independent auditors, and any other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

6.          The Committee shall discuss with the independent auditors any audit problems or difficulties, including any restrictions on the scope of the independent auditors’ activities or on access to requested information, and management’s response to same, shall discuss with the independent auditors any other matters required to be brought to its attention under auditing standards (e.g., Statement on Auditing Standards No. 114 and Independent Standards Board Standard No. 1), and shall resolve any disagreements between the independent auditors and management.

7.          After reviewing the reports from the independent auditors and the independent auditors’ work throughout the audit period, the Committee will conduct an annual evaluation of the independent auditors’ performance and independence, including considering whether the independent auditors’ quality controls are adequate. This evaluation also shall include the review and evaluation of the audit engagement team, including the lead partner. In making its evaluation, the Committee shall take into account the opinions of management. The Committee shall present its conclusions with respect to the evaluation of the independent auditors to the Board.

A - 3

Appendix A

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

OF INSPRO TECHNOLOGIES CORPORATION

8.          The Committee shall set clear policies for the hiring by the Company of employees or former employees of the independent auditors.

D.          Evaluations, Reports and Other Responsibilities.

1.          The Committee shall annually review and assess the performance of the Committee and each Committee member and deliver a report to the Board setting forth the results of its evaluation. In conducting this review, the Committee shall address matters that it considers relevant to its performance, including at a minimum, the adequacy, appropriateness, and quality of the information and recommendations presented to the Board, the manner in which they were discussed or debated, and whether the number and length of meetings of the Committee were adequate for the Committee to complete its work in a thorough and thoughtful manner.

2.          The Committee shall make regular reports to the Board on its activities, including reviewing any issues that arise respecting the quality and integrity of the Company’s public reporting, the performance and independence of the Company’s independent auditors, and the effectiveness of the Company’s disclosure controls and procedures.

3.          The Committee shall establish procedures for the approval of all related-party transactions involving executive officers and directors.

4.          The Committee shall establish procedures for: (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

5.          The Committee shall annually review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for its approval.

6.          The Committee shall maintain free and open communication with the Board, management, the internal auditor, and the independent auditors.

7.          The Committee shall perform any other activities consistent with this Charter, the Company’s Certificate of Incorporation, the Company’s Bylaws, and governing law, as the Committee or the Board deems necessary or appropriate.

8.          The Company shall provide appropriate funding, as determined by the Committee, for payment of ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

A - 4

Appendix B

CHARTER OF THE COMPENSATION COMMITTEE

OF THE BOARD OF DIRECTORS

OF INSPRO TECHNOLOGIES CORPORATION

A.                        Purpose

The Compensation Committee (the “Committee”) of the Board of Directors (“Board”) of InsPro Technologies Corporation (the “Company”) is appointed by, and generally acts on behalf of, the Board. The Committee’s purposes shall be:

1.                         To establish and periodically review the Company’s compensation philosophy and the adequacy of compensation plans and programs for executive officers and other Company employees;

2.                         To establish compensation arrangements and incentive goals for executive officers and to administer compensation plans;

3.                         To review the performance of the executive officers and award incentive compensation and adjust compensation arrangements, as appropriate, based on performance;

4.                         To review and monitor management development and succession plans and activities; and

5.                         To prepare the report on executive compensation required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s proxy statement.

B.                         Membership and Qualifications

1.                         Number and Independence. The Committee shall consist of at least two directors, each of whom shall be independent. A director will qualify as independent if the Board has affirmatively determined, consistent with the independence criteria set forth in the Company’s Corporate Governance Guidelines, that the director is independent. In addition, for purposes of meeting the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), or any successor Code section, the Committee approving the performance goals to which certain of the executive compensation is tied in making such performance-based awards, shall consist solely of “outside” directors, as defined in Treasury Regulation 1.162-27(e)(3) promulgated under the Code. Moreover, for the purpose of facilitating the availability of the exemptive provisions of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Committee approving grants and awards of Company securities (which shall be deemed to include, for purposes of this sentence, “phantom” securities), shall consist solely of “non-employee directors,” as defined in Rule 16b-3(b)(3)(i) under the Exchange Act.

2.                         Selection and Removal. The members of the Committee shall be designated and approved by a majority of the whole Board and shall serve for one-year terms or until their successors are appointed, subject to their earlier resignation, retirement, or removal. No member of the Committee shall be removed except by majority vote of the independent directors of the full Board then in office. The Board shall designate one member of the Committee to serve as Chairman.

C.                           Meetings, Procedures and Funding

1.                          Meetings. The Committee shall meet as often as it may deem necessary and appropriate in its judgment. A majority of the members of the Committee shall constitute a quorum.

B - 1

Appendix B

CHARTER OF THE COMPENSATION COMMITTEE

OF THE BOARD OF DIRECTORS

OF INSPRO TECHNOLOGIES CORPORATION

2.                    Special Meetings. The Chairman of the Committee or a majority of the members of the Committee may call a special meeting of the Committee.

3.                    Additional Attendees. The Committee may request that any directors, officers, or employees of the Company, or any other person whose advice and counsel is sought by the Committee, attend any meeting to provide such information as the Committee requests.

4.                    Reporting. The Committee shall report to the Board on the matters discussed at each meeting of the Committee, including describing all actions taken by the Committee at the meeting.

5.                    Minutes. The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Company.

6.                    Delegation. The Committee may delegate authority to one or more members of the Committee when appropriate, but no such delegation shall be permitted if the authority is required by a law, regulation, or listing standard to be exercised by the Committee as a whole.

D.                         Company Resources. The Committee shall have the authority to obtain advice and assistance from internal and external advisors and the Company shall provide appropriate funding, as determined by the Committee, for the Committee to retain any such advisors without requiring the Committee to seek Board approval.

E.                         Duties and Responsibilities

The Committee shall have the following duties and responsibilities:

1.	Compensation Philosophy, Plans, and Programs.

a.                    Periodically review, consider, and approve the philosophy for compensation of the Company’s executive officers and other employees.

b.                    Establish compensation plans and programs for executive officers and other employees, including incentive and equity-based plans and programs, any appropriate employment contracts, special retirement benefits, and severance or change in control arrangements, and recommend for Board approval the annual compensation plan for executive officers.

c.                    Annually review the adequacy of such plans and programs for the executive officers and other employees, ensuring appropriate levels of incentive to management, and aligning management’s goals with the interests of stockholders, and report the results of, and recommendations resulting from, such review to the Board.

d.                    Administer the Company’s incentive and equity-based plans and programs.

e.                    Monitor the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended, and determine the extent to which the Company should comply with its provisions and any steps that the Committee must take in order to comply with such provisions.

2.                         Specific Compensation Amounts and Incentives.

B - 2

Appendix B

CHARTER OF THE COMPENSATION COMMITTEE

OF THE BOARD OF DIRECTORS

OF INSPRO TECHNOLOGIES CORPORATION

a.                    Establish annual base salary amounts for executive officers and, based upon discussions with the Executive Chairman of the Board and the Chief Executive Officer (the “CEO”) in advance of the commencement of the fiscal year or as soon after commencement of the fiscal year as reasonably possible, annual incentive opportunity levels and the financial and any other goals to be met to earn annual and long-term incentive awards, and recommend, where appropriate or requested by a majority of all of the independent directors, Board approval of such salary amounts and incentive levels and goals.

b.                    Review and evaluate, at least annually and taking into account the views of the other members of the Board, the performance and leadership of the CEO and determine and recommend, where appropriate or requested by a majority of all of the independent directors, Board approval of the amounts of annual and any long-term incentive awards and any adjustments to the annual salary amounts based upon such performance and consistent with the achievement of established goals.

c.                    Review with the Executive Chairman of the Board and the CEO their evaluation of the performance of the other executive officers and determine with the Executive Chairman of the Board and the CEO, and recommend, where appropriate or requested by a majority of all of the independent directors, Board approval of the amounts of annual and any long-term incentive awards and any adjustments to the annual salary amounts for the other executive officers based upon such performance and consistent with the achievement of established goals.           Review periodically the compensation of non-employee directors and the principles upon which such compensation is determined, and recommend to the Board, for its approval, the components and amounts of compensation for non-employee directors. In this regard, Company management should report periodically as to how the Company’s non-employee director compensation practices compare with those of other similarly situated public corporations.

d.                    Exercise all rights, authority and functions of the plan administrator under all of the Company’s stock option, stock incentive, employee stock purchase, and other equity-based plans, as applicable, including without limitation, the authority to interpret the terms thereof, to grant options thereunder and to make stock awards thereunder; provided, however, that, except as otherwise expressly authorized to do so by a plan or resolution of the Board, the Committee shall not be authorized to amend any such plan. To the extent permitted by applicable law and the provisions of a given equity-based plan, and consistent with the requirements of applicable law and such equity-based plan, the Committee may delegate to one or more executive officers of the Company the power to grant options or other stock awards pursuant to such equity-based plan to employees of the Company or any subsidiary of the Company who are not directors or executive officers of the Company. The Committee, or a majority of the independent directors of the Board, shall approve any inducement awards granted in reliance on the exemption from shareholder approval contained in Nasdaq Rule 4350(i)(1)(A)(iv).

3.                          Management Development and Succession.

a.                    The Committee shall oversee the evaluation of the executive officers of the Company.

b.                    The Committee shall review and monitor management development plans and activities.

B - 3

Appendix B

CHARTER OF THE COMPENSATION COMMITTEE

OF THE BOARD OF DIRECTORS

OF INSPRO TECHNOLOGIES CORPORATION

c.                    The Committee shall review annually the process for identifying executive officers of the Company.

d.                    The Committee shall review annually with the Executive Chairman of the Board and the CEO their proposed succession plan for each executive officer and the Executive Chairman of the Board’s and the CEO’s evaluation of each executive officer.

e.                    The Committee shall review with the Board the Company’s succession plan for the Executive Chairman of the Board and the CEO and other executive officers, including plans for emergency succession in case of the unexpected disability of the Executive Chairman of the Board or the CEO.

4.                          Evaluations, Reports and Other Responsibilities.

a.                    Annually review and assess the performance of the Committee and deliver a report to the Board setting forth the results of the evaluation.

b.                    Annually review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for its approval.

c.                    Prepare the report required by the rules of the SEC to be included in the Company’s annual proxy statement.

d.                    Perform any other activities consistent with this Charter, the Company’s Certificate of Incorporation, the Company’s Bylaws, and governing law as the Committee or the Board deems necessary or appropriate.

e.                    The Company shall provide appropriate funding, as determined by the Committee, for payment of ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

B - 4

Appendix C

CHARTER OF THE NOMINATING AND GOVERNANCE COMMITTEE

OF THE BOARD OF DIRECTORS

OF INSPRO TECHNOLOGIES CORPORATION

I.	Purpose

The Nominating and Governance Committee (the “Committee”) of the Board of Directors (the “Board”) of InsPro Technologies Corporation (the “Company”) is appointed by, and generally acts on behalf, of the Board. The Committee’s purposes shall be:

A.	To advise the Board regarding the membership and operations of the Board;

B.	To identify individuals qualified to serve as members of the Board, to select, subject to ratification by the Board, the director nominees for the next annual meeting of stockholders, and to recommend to the Board individuals to fill vacancies on the Board;

C.	To recommend to the Board the responsibilities of each Board committee, the structure and operation of each Board committee, and the director nominees for assignment to each Board committee;

D.	To oversee the Board’s annual evaluation of its performance and the performance of other Board committees; and

E.	To periodically review the Company’s Corporate Governance Guidelines.

II.	Membership and Qualifications

1.	Number and Independence. The Committee shall be composed of at least two directors, each of whom shall be independent. A director will qualify as independent if the Board has affirmatively determined, consistent with the independence criteria set forth in the Company’s Corporate Governance Guidelines, that the director is independent.

2.	Selection and Removal. The members of the Committee shall be designated and approved by a majority of the whole Board and shall serve for one-year terms or until their successors are appointed, subject to their earlier resignation, retirement, or removal. No member of the Committee shall be removed except by majority vote of the independent directors of the full Board then in office. The Board shall designate one member of the Committee to serve as Chairperson.

III.	Meetings and Procedures

1.	Meetings. The Committee shall meet as often as it may deem necessary and appropriate in its judgment. A majority of the members of the Committee shall constitute a quorum.

2.	Special Meetings. The Chairman of the Committee or a majority of the members of the Committee may call a special meeting of the Committee.

3.	Additional Attendees. The Committee may request that any directors, officers, or employees of the Company, or any other person whose advice and counsel is sought by the Committee, attend any meeting to provide such information as the Committee requests.

4.	Reporting. The Committee shall report to the Board on the matters discussed at each meeting of the Committee, including describing all actions taken by the Committee at the meeting.

5.	Minutes. The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Company.

C - 1

Appendix C

CHARTER OF THE NOMINATING AND GOVERNANCE COMMITTEE

OF THE BOARD OF DIRECTORS

OF INSPRO TECHNOLOGIES CORPORATION

6.	Delegation. The Committee may delegate authority to one or more members of the Committee when appropriate, but no such delegation shall be permitted if the authority is required by law, regulation, or listing standard to be exercised by the Committee as a whole.

7.	Company Resources. The Committee shall have the authority to obtain advice and assistance from internal and external advisors and the Company shall provide appropriate funding, as determined by the Committee, for the Committee to retain any such advisors without requiring the Committee to seek Board approval.

IV.	Duties and Responsibilities

The Committee shall have the following duties and responsibilities:

1.	Board Size and Composition.

a.	Consider and recommend to the Board the appropriate size, function, and needs of the Board, so that the Board as a whole collectively possesses a broad range of skills, expertise, industry, and other knowledge, and business and other experience useful to the effective oversight of the Company’s business. The Board also seeks members from diverse backgrounds so that the Board consists of members with a broad spectrum of experience and expertise and with a reputation for integrity. Directors should have experience in positions with a high degree of responsibility, be leaders in the companies or institutions with which they are affiliated, and be selected based upon contributions that they can make to the Company.

b.	Determine what types of backgrounds, skills, and attributes of Board members are needed to help strengthen and balance the Board, taking into account the competencies described above, and actively seek individuals qualified to become Board members.

c.	Evaluate and recommend to the Board the director nominees of the Board to be elected by the stockholders at the Company’s next annual meeting of stockholders and, where applicable, recommend to the Board individuals to fill vacancies on the Board. In selecting nominees, the Committee shall consider individuals recommended by Company stockholders. Such recommendations should be submitted, along with the following information, to the Chairman of the Committee at least 120 days before the one-year anniversary of the date on which the Company first mailed its proxy materials for the prior year’s annual meeting of stockholders:

(i)	the name and address of the recommending stockholder;

(ii)	the name of the candidate and information about the candidate that would be required to be included in a proxy statement under the rules of the SEC;

(iii)	information about the relationship between the candidate and the recommending stockholder;

(iv)	the consent of the candidate to serve as a director; and

(v)	proof of the number of shares of the Company’s common stock that the recommending stockholder owns and the length of time the shares have been owned.

C - 2

Appendix C

CHARTER OF THE NOMINATING AND GOVERNANCE COMMITTEE

OF THE BOARD OF DIRECTORS

OF INSPRO TECHNOLOGIES CORPORATION

2.	Board Committees.

a.	Recommend to the Board the responsibilities of the Board committees, including each committee’s membership, operations, and authority to delegate to subcommittees.

b.	Evaluate and recommend to the Board those directors to be appointed to the various Board committees, including the persons recommended to serve as chairman of each committee. In making its evaluations and recommendations, the Committee should consider: (i) the qualifications for membership on each committee; and (ii) the number of boards and other committees on which the directors serve.

3.	Evaluation of the Board and Board Committees.

a.	Oversee the annual evaluation of the Board and the Audit and Compensation Committees and deliver reports to the Board setting forth the results of such evaluations. The Committee also shall monitor director performance throughout the year (noting particularly any directors who have had a change in their primary job responsibilities or who have assumed additional directorships since their last assessment). If any serious problems are identified, the Committee will work with the director to resolve such problems or, if necessary, recommend to the Board that it seek such director’s resignation.

b.	Annually review and assess the performance of the Committee and deliver a report to the Board setting forth the results of its evaluation. In conducting this review, the Committee shall address matters that it considers relevant to its performance, including, at a minimum, the adequacy, appropriateness and quality of the information and recommendations presented to the Board, the manner in which they were discussed or debated, and whether the number and length of meetings of the Committee were adequate for the Committee to complete its work in a thorough and thoughtful manner.

4.	General Corporate Governance Matters.

a.	Periodically review and assess the adequacy of the Company’s Corporate Governance Guidelines and recommend any changes to the Board for its approval.

b.	Recommend other corporate governance related matters for consideration by the Board, including: (i) the structure of Board meetings, including recommendations for the improvement in the conduct of such meetings, and the timeliness and adequacy of the information provided to the Board prior to such meetings; (ii) director retirement policies; (iii) director and officer insurance policy requirements; (iv) policies regarding the number of Boards on which a director may serve; and (v) director orientation and training.

c.	Review periodically the Company’s Code of Business Conduct and Ethics.

d.	Consult with the Executive Chairman of the Board and the Chief Executive Officer, as appropriate and other Board members to assure that its decisions facilitate a sound relationship between and among the Board, Board committees, individual directors, and management.

C - 3

Appendix C

CHARTER OF THE NOMINATING AND GOVERNANCE COMMITTEE

OF THE BOARD OF DIRECTORS

OF INSPRO TECHNOLOGIES CORPORATION

e.	Review and reassess the adequacy of this Charter and the charters of each of the other standing committees of the Board annually and recommend any proposed changes to the Board for its approval.

5.	Other Responsibilities.

a.	Perform any other activities consistent with this Charter, the Company’s Certificate of Incorporation, the Company’s Bylaws and governing law as the Committee or the Board deems necessary or appropriate.

b.	The Company shall provide appropriate funding, as determined by the Committee, for payment of ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

C - 4

INSPRO TECHNOLOGIES CORPORATION 1510 CHESTER PIKE SUITE 400 EDDYSTONE, PA 19022 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 234567 8 234567 8 234567 8 234567 8 234567 8 234567 8 1 1 1 OF 2 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. NAME THE COMPANY NAME INC. - COMMON THE COMPANY NAME INC. - CLASS A THE COMPANY NAME INC. - CLASS B THE COMPANY NAME INC. - CLASS C THE COMPANY NAME INC. - CLASS D THE COMPANY NAME INC. - CLASS E THE COMPANY NAME INC. - CLASS F THE COMPANY NAME INC. - 401 K TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: x THIS PROXY CARD IS VALID CONTROL # → SHARES 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 123,456,789,012.12345 PAGE 1 OF 2 KEEP THIS PORTION FOR YOUR RECORDS ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY For Withhold For All To withhold authority to vote for any All All Except individual nominee(s), mark “For All The Board of Directors recommends you vote FOR Except” and write the number(s) of the nominee(s) on the line below. the following proposal: 0 0 0 1. Election of Directors Nominees 01 Michael Azeez 02 Donald R. Caldwell 03 John Harrison 04 Kenneth Harvey 06 Robert J. Oakes 07 Sanford Rich 08 L.J. Rowell 09 Paul Soltoff 11 Anthony R. Verdi 12 Edmond J. Walters The Board of Directors recommends you vote FOR proposal 2. 2 To ratify the appointment of ASSURANCE DIMENSIONS, INC. as Inspro Technologies Corporation`s independent registered public accountants for the fiscal year ending December 31, 2017. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 05 Alan Krigstein 10 Frederick Tecce For Against Abstain 0 0 0 02 0000000000 0000340439_1 R1.0.1.15 Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. SHARES CUSIP # JOB # SEQUENCE # Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com INSPRO TECHNOLOGIES CORPORATION Annual Meeting of Stockholders August 16, 2017 10:00 AM This proxy is solicited by the Board of Directors The undersigned hereby appoints Anthony R. Verdi with full power of substitution, to appear on behalf of the undersigned and to vote all shares of common and Preferred stock owned on the record date by the undersigned at the Annual Meeting of Stockholders to be held at the Company's offices located at 1510 Chester Pike, Suite 400, Eddystone, Pennsylvania on August 16, 2017, 10:00 a.m. local time. and at any adjournment or postponement thereof, upon all subjects that may properly come before the Annual Meeting, including the matters described in the notice of the 2017 Annual Meeting and proxy statement furnished herewith, subject to any directions indicated on the reverse side of this card, hereby revoking any and all proxies hereby given. These proxies will vote FOR the proposal to elect to our board of directors the Twelve nominees listed in the proxy statement and FOR the proposal, to ratify the appointment of Assurance Dimensions, Inc. as our independent registered public accountants, as described in the proxy statement if the applicable boxes are not marked, and, in their discretion, on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof. If the applicable boxes are marked and this proxy card is properly executed, the proxies will be voted as directed. The proxies are also authorized to vote upon all other matters as may properly come before the meeting or any adjournment or postponement thereof, utilizing their own discretion as set forth in the notice of the 2017 Annual Meeting and the proxy statement. 0000340439_2 R1.0.1.15 Continued and to be signed on reverse side